------------------------------------------------------------------

DIRECTORS                                               OFFICERS
Barton M. Biggs                                         James W. Grisham
CHAIRMAN OF THE BOARD                                   VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset Management  Harold J. Schaaff, Jr.
Inc. and Morgan Stanley                                 VICE PRESIDENT
Asset Management Limited; Managing                      Joseph P. Stadler
Director, Morgan Stanley & Co. Incorporated             VICE PRESIDENT
Michael F. Klein                                        Valerie Y. Lewis
DIRECTOR AND PRESIDENT                                  SECRETARY
Principal, Morgan Stanley Asset Management Inc. and     Karl O. Hartmann
Morgan Stanley & Co. Incorporated                       ASSISTANT SECRETARY
John D. Barrett II                                      Joanna M. Haigney
Chairman and Director,                                  TREASURER
Barrett Associates, Inc.                                Rene J. Feuerman
Gerard E. Jones                                         ASSISTANT TREASURER
Partner, Richards & O'Neil LLP
Andrew McNally IV
Chairman and Chief Executive Officer, Rand McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer, LumeLite
Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, NY 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            LATIN AMERICAN PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 54.08% and 60.87%, respectively, for the Class A shares and 53.68% and 60.31%, respectively, for the Class B shares compared to 47.37% and 51.47%, respectively, for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index (the "Index"). From inception on January 18, 1995 to September 30, 1997, the average annual total return for the Class A shares was

PERFORMANCE COMPARED TO MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS GLOBAL LATIN AMERICA INDEX(1)
----------------------------------------------------

                                          TOTAL RETURNS(2)
                              -----------------------------------------
                                             ONE       AVERAGE ANNUAL
                                 YTD        YEAR       SINCE INCEPTION
                              ---------  -----------  -----------------
PORTFOLIO--CLASS A..........      54.08%      60.87%          31.45%
PORTFOLIO--CLASS B..........      53.68       60.31           56.66
INDEX--CLASS A..............      47.37       51.47           20.46
INDEX--CLASS B..............      47.37       51.47           38.08

1. The MSCI Emerging Markets Global Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Peru, Mexico and Venezuela (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------
THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

31.45% compared to 20.46% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return for the Class B shares was 56.66% compared to 38.08% for the Index.

After disappointing performance in August, Latin American equity markets resumed their forward momentum in September.

The Brazilian stock market declined slightly during the third quarter due to exaggerated currency fears. Investors expected contagion from the Asian currency crisis to impact Brazil due to the superficial similarities (current account deficit and slightly overvalued exchange rate) with the South East Asian countries. These fears were exacerbated by profit taking given the sharp equity gains leading to the Asian crisis. Nevertheless, the market retraced most of August's losses.

We reduced our overall Brazilian exposure during the quarter, specifically lightening up our positions in the "Bras" names to take a defensive posture as we believe some of the privatization potential of these companies has already been priced into their valuations. The vulnerable macro outlook (current account deficit, overvalued exchange rate, fiscal deficit and stubborn congress) continues to make us cautious toward the Brazilian market. Nevertheless, very positive themes such as the privatization process make us optimistic as long-term investors.

Mexico's outstanding performance was due to the recovery of the Mexican consumer as evidenced by improving retail and consumer product sales and increasing real wages. With the consumer representing 65% of the economy and consumer related stocks representing a significant portion of the total equity market cap, future operating earnings growth in the market should swell.

On the political front in Mexico, the smooth transition to a multi-party Congressional leadership after the July 6th mid-term elections seems to have appeased investors. The elections resulted in the governing party (PRI) losing their majority representation in Congress. While we may see some political jockeying for the lead spot in Congress, the broad consensus is that regardless of who becomes leader, the economic acceleration will continue. We increased our exposure during the quarter in response to the consumer-led economic progress and the strong operating earnings growth potential.

Argentina continued its very strong economic acceleration which began at the end of last year led by infrastructure and mining related industries. Domestic consumption showed signs of recovery thereby bolstering equity market performance. Politics continued to be benign although there were some rumblings that the Peronist-led government may lose some political representation in upcoming congressional elections.

Chile experienced a modest bout of profit taking. We lightened our exposure early in the quarter to fund our purchases in Mexico and due to lackluster Chilean earnings growth relative to the region.

In the other markets, Colombia benefited from an improvement in sentiment as investors anticipated a bottoming of the economic slowdown from which forward momentum will commence. Peru saw profit taking exacerbated by concerns over effects of El Nino on the economy (fishmeal) and political instability. Venezuela's appreciation was supported by its economic reform progress and strong GDP growth.

Robert L. Meyer
PORTFOLIO MANAGER

Andy Skov
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------
COMMON STOCKS (98.7%)
 ARGENTINA (7.9%)
        256,128    Acindar, Class B                                         $     806
        109,568    Banco del Suquia, Class B                                      384
          6,475    Quilmes ADR                                                     91
         69,115    Siderar, Class A                                               387
         10,365    Siderar ADR (144A)                                             460
          5,545    Telecom Argentina ADR                                          169
         28,018    Telefonica Argentina ADR                                     1,026
         96,230    YPF ADR                                                      3,548
                                                                            ---------
                                                                                6,871
                                                                            ---------
 BRAZIL (38.4%)
     12,750,000    Banco Bradesco (Preferred)                                     134
        128,000    Banco Itau (Preferred)                                          83
     11,847,000    Banco Nacional (Preferred)                                       1
         55,205    Brahma ADR (Preferred)                                         849
        731,000    Brahma (Preferred)                                             560
     35,924,010    CEMIG (Preferred)                                            2,007
         20,364    CEMIG ADR (Preferred)                                        1,119
          1,042    CEMIG ADR (Preferred) (144A)                                    58
      2,133,300    Coteminas (Preferred)                                          818
         27,065    Copel PN, Class B, ADR                                         467
      2,061,316    CPFL (Preferred)                                               329
        182,400    CRT PN Receipts                                                237
      6,722,858    CRT (Preferred)                                              8,732
         50,986    CVRD (Preferred)                                             1,247
         49,385    CVRD ADR (Preferred)                                         1,198
         34,986    CVRD, Class B (Preferred)                                       --
        376,000    Duratex (Preferred)                                             23
        892,000    Eletrobras                                                     472
         16,165    Eletrobras ADR                                                 424
        660,000    Eletrobras, Class B (Preferred)                                374
          1,215    Eletrobras, Class B ADR (Preferred)                             34
      2,588,000    Encorpar                                                        --
     47,352,000    Gerdau (Preferred)                                           1,081
          5,000    Globex Utilidades (Preferred)                                   61
        561,000    Iven (Preferred)                                               358
        387,300    Klabin PN                                                      343
      1,110,000    Lightpar                                                       395
     35,598,300    Lojas Arapua (Preferred)                                       375
         13,460    Lojas Arapua ADR (Preferred) (144A)                            141
     17,036,000    Lojas Renner (Preferred)                                       785
         16,280    Pao de Acucar ADR (Preferred)                                  372
         42,925    Petrobras ADR (144A) PN                                      1,213
        359,000    Petrobras (Preferred)                                          102
         31,645    Rossi GDR, Reg S                                               340
         68,065    Rossi GDR (144A)                                               732

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------
          1,500    Souza Cruz                                               $      14
      2,566,000    Telebras                                                       296
     10,560,000    Telebras (Preferred)                                         1,364
         46,300    Telebras ADR (Preferred)                                     5,961
          5,235    Unibanco GDR (Preferred)                                       192
                                                                            ---------
                                                                               33,291
                                                                            ---------
 CHILE (7.0%)
          8,805    Andina, Class B ADR                                            214
         51,695    CCU ADR                                                      1,486
         39,042    Chilectra ADR                                                1,249
         37,835    CTC ADR                                                      1,225
         78,973    Santa Isabel ADR                                             1,841
          5,430    Unimarc ADR                                                     87
                                                                            ---------
                                                                                6,102
                                                                            ---------
 COLOMBIA (1.8%)
      1,164,679    Banco de Colombia                                              444
        103,810    Bavaria                                                      1,084
                                                                            ---------
                                                                                1,528
                                                                            ---------
 MEXICO (37.7%)
        211,339    Banacci, Class B                                               667
         78,246    Banacci, Class L                                               230
        450,140    Bancomer, Class B                                              307
          3,224    Bancomer, Class B ADR (144A)                                    44
        239,604    Cemex CPO                                                    1,256
         34,620    Cemex ADR CPO                                                  359
         17,400    Cemex, Class B                                                 104
         52,734    Cemex, Class B ADR                                             626
        636,025    Cifra, Class B                                               1,503
         11,200    Cifra, Class B ADR                                              26
        628,990    Cifra, Class C                                               1,379
         11,892    Coke Femsa ADR                                                 691
         46,440    FEMSA ADR (144A)                                               400
        588,575    FEMSA, Class B                                               5,064
          7,690    Hylsamex GDR (Registered), Reg S                               388
        898,216    Kimberly, Class A                                            4,697
        194,900    Maseca, Class B                                                236
         10,185    Maseca, Class B ADR                                            185
        752,620    Soriana, Class B                                             2,937
         35,306    Panamco                                                      1,379
        106,945    Televisa GDR CPO                                             3,830
         47,792    Telmex ADR                                                   2,473
        171,315    TV Azteca ADR                                                3,855
                                                                            ---------
                                                                               32,636
                                                                            ---------

                                                                              VALUE
    SHARES                                                                    (000)
---------------                                                             ---------
 PERU (2.3%)
         50,595    Banco Wiese ADR                                          $     348
         69,296    Tel Peru, Class B ADR                                        1,637
                                                                            ---------
                                                                                1,985
                                                                            ---------
 VENEZUELA (3.6%)
         29,645    CANTV ADR                                                    1,356
        846,064    Electricidad de Caracas                                      1,363
         67,375    Sivensa ADR                                                    397
                                                                            ---------
                                                                                3,116
                                                                            ---------
TOTAL COMMON STOCKS (Cost $74,196)                                             85,529
                                                                            ---------

    NO. OF
   CONTRACTS
     (000)
---------------
PURCHASED OPTION (0.1%)
         15,800    USD Call Brazil Put Option, expiring 12/15/97, strike
                    price BRL $1.125, (Cost $131)                                  94
                                                                            ---------

  FACE AMOUNT
     (000)
---------------
SHORT-TERM INVESTMENT (1.0%)
 REPURCHASE AGREEMENT (1.0%)
$           883    Chase Securities, Inc. 5.75%, dated 09/30/97, due
                    10/01/97 to be repurchased at $883, collateralized by
                    U.S. Treasury Notes, 5.875% due 11/15/05, valued at
                    $909 (cost $883)                                              883
                                                                            ---------

FOREIGN CURRENCY (0.5%)
 ARP      1    Argentine Peso                                                       1
 BRL      5    Brazilian Real                                                       4
 COP 45,237    Colombian Peso                                                      37
 MXP     83    Mexican Peso                                                        11
 PSS  1,095    Peruvian Sol                                                       413
 VEB  4,653    Venezuelan Bolivar                                                   9
                                                                            ---------
TOTAL FOREIGN CURRENCY (Cost $476)                                                475
                                                                            ---------

                                                                             AMOUNT
                                                                              (000)
                                                                            ---------
TOTAL INVESTMENTS (100.3%) (Cost $75,686)                                   $ 86,981
                                                                            ---------
OTHER ASSETS AND LIABILITIES (-0.3%)
  Other Assets                                                                 1,326
  Other Liabilties                                                            (1,613)
                                                                            ---------
                                                                                (287)
                                                                            ---------
NET ASSETS (100%)                                                           $ 86,694
                                                                            ---------
                                                                            ---------
CLASS A:
---------
NET ASSETS                                                                   $82,958
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,832,171 outstanding $.001 par value shares (authorized
  500,000,000 shares)
                                                                              $17.17
                                                                            ---------
                                                                            ---------
CLASS B:
---------
NET ASSETS                                                                    $3,736
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 218,368 outstanding $.001 par value shares (authorized
  500,000,000 shares)
                                                                              $17.11
                                                                            ---------
                                                                            ---------

----------------------------------

ADR    -  American Depositary Receipt
CPO    -  Ordinary Participating Certificates (no voting rights)
GDR    -  Global Depositary Receipt